                                                                   Exhibit 10.20

                                SECOND AMENDMENT

                                       TO

                                 LOAN AGREEMENT

                                      among

                       THE NEW YORK RESTAURANT GROUP, INC.

                                  as Borrower,

                                 the GUARANTORS,

                            that are a party hereto,

                                       and

                                FLEET BANK, N.A.

                                    as Lender

                            Dated as of June 29, 1999

                       SECOND AMENDMENT TO LOAN AGREEMENT

            SECOND AMENDMENT TO LOAN AGREEMENT (this "Amendment"), dated as of June 29, 1999, is entered into by and among THE NEW YORK RESTAURANT GROUP, INC., a Delaware corporation (the "Borrower"), The Manhattan Ocean Club Associates, L.L.C., a Delaware limited liability company, La Cite Associates, L.L.C., a Delaware limited liability company, Atlantic & Pacific Grill Associates, L.L.C., a Delaware limited liability company, Mrs. Parks Sub, LLC, a Delaware limited liability company, New York RGI Sub, LLC, a Delaware limited liability company, Restaurant Group Management Service, LLC, a Delaware limited liability company, S & W Chicago, LLC, a Delaware limited liability company, S & W of Miami, L.L.C., a Delaware limited liability company, MOC D.C., L.L.C., a Delaware limited liability company, S & W Las Vegas, L.L.C., a Delaware limited liability company, S & W New Orleans, L.L.C., a Delaware limited liability company, S & W D.C., L.L.C., a Delaware limited liability company, and MOC of Miami, L.L.C., a Delaware limited liability company (each of the thirteen (13) foregoing entities is referred to herein as a "Guarantor and collectively as the "Guarantors") and FLEET BANK, N.A., a national banking association organized under the laws of the United States (the "Lender").

                                   WITNESSETH:

            WHEREAS, the Borrower entered into a senior secured revolving credit facility for up to an aggregate, principal amount not to exceed $15,000,000 (the "Original Commitment") with the Lender pursuant to that certain Loan Agreement dated as of September 1, 1998, and the First Amendment to Loan Agreement dated as of June 8, 1999, which inter alia temporarily increased the Original Commitment to $16,500,000 (the "Revised Commitment") (together the "Agreement"); (all capitalized terms used herein and not defined herein shall have the meanings ascribed respectively thereto in the Agreement);

            WHEREAS, pursuant to Borrower's request, Lender has agreed to decrease the Revised Commitment to $15,000,000 and modify the Agreement and the other Loan Documents, as more particularly hereinafter provided.

            NOW, THEREFORE, in consideration of the mutual covenants herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Agreement and the other Loan Documents arc hereby modified as follows:

            1. Commitment. The term "Commitment", as defined in Section 2.1 of the Agreement, is hereby amended to mean $15,000,000.

            2. Conversion Date. The term "Conversion Date", as defined in
Section 2.6 of the Agreement is hereby amended to mean January 15, 2000.

            3. EBITDA. The definition of EBITDA in Section 1.1 of the Agreement is hereby amended in its entirety to read as follows:

            "'EBITDA' shall mean, with respect to the Borrower and its Subsidiaries on a consolidated basis for any period, the sum of (a)

            Adjusted Net Income, plus (b) Interest Expense, plus (c) depreciation and amortization, plus (d) any non-cash extraordinary or non-recurring charges, plus (e) deferred rent, plus (f) Federal, state and local income taxes, computed in accordance with GAAP."

            4. Termination Date. The term "Termination Date", as defined in
Section 1.1 of the Agreement is hereby amended to mean January 15, 2000,

            5. Final Term Loan Maturity Date. The final Maturity Date of the Term Loan as set forth in Section 2.7 of the Agreement is hereby amended to mean January 15, 2003.

            6. Rolling Four Quarter EBITDA. Section 1.1 is hereby amended to add the following definition after the definition of Revolving Loan Note:

            "'Rolling Four Quarter EBITDA' shall mean the EBITDA for the prior four consecutive fiscal quarters ending with the most recent fiscal quarter."

            7. Working Capital Sublimit. The definition of the term "Working Capital Sublimit" in Section 1.1 of the Agreement, is hereby deleted.

            8. Working Capital Advances. Sections 2.5 and 8(c) are hereby deleted in their entirety.

            9. Procedure for Requesting Advances. The second sentence of Section
2.3 of the Agreement is hereby amended in its entirety to read as follows:

            "Such Borrowing Notice shall (a) identify the Project to which such proposed borrowing relates or identify such proposed borrowing as a Working Capital Advance, (b) state whether the Borrower requests the Advance to bear interest at the Adjusted LIBOR Rate, and if so, for what LIBOR Interest Period, and (c) provide certification from the Chief Financial Officer of the Borrower that taking into account the proposed borrowing, the Borrower will be in compliance with the covenants in Sections 6 and 7 on a pro forma basis."

            10. Amendments to Financial Ratios.

            (a) Section 6.1(a) of the Agreement is hereby amended in its entirety to read as follows:

            "(a) Consolidated Fixed Charge Coverage Ratio. Borrower and its Subsidiaries on a consolidated basis will maintain a Consolidated Fixed Charge Coverage Ratio, calculated on a rolling four quarter basis, of not less than 1.50 to 1.0 from the last day of the 1999 fiscal year end and thereafter."

            (b) Section 6.1(b) of the Agreement is hereby amended in its entirety to read as follows:

            "(b) Consolidated EBITDA. The Consolidated EBITDA of the Borrower and its Subsidiaries shall be not less than: $1,500,000 for the second fiscal quarter of 1999, $0 for the third fiscal quarter of 1999; $2,750,000 for the fourth fiscal quarter of 1999, $2,750,000 for the first fiscal quarter of 2000; $2,350,000 for the second fiscal quarter of 2000; $1,000,000 for the third fiscal quarter of 2000; and $4,400,000 for the fourth fiscal quarter of 2000 and thereafter."

            (c) Minimum Rolling Four Quarter EBITDA. Section 6.1 of the Agreement is hereby amended to add the following Section 6.1(c) to read as follows:

            "(c) Minimum Rolling Four Quarter EBITDA. The Minimum Rolling Four Quarter EBITDA of the Borrower and its Subsidiaries shall be not less than: $5,850,000 for the fourth fiscal quarter of 1999, $7,125,000 for the first fiscal quarter of 2000; $7,900,000 for the second fiscal quarter of 2000; $8,900,000 for the third fiscal quarter of 2000; and $10,500,000 for the fourth fiscal quarter of 2000 and thereafter."

            11. Fees. In consideration of the Lender agreeing to enter into this Amendment, and granting the waivers set forth in paragraph 15 below, the Borrower hereby agrees to pay to Lender a Loan Fee of $50,000 on the date hereof (the "Closing Date").

            12. Effect of Amendment. All references in the Loan Documents to the "Loan Agreement" shall be deemed to refer to the Agreement as modified pursuant to the terms hereof. All references in any one of the Loan Documents to any of the other Loan Documents shall be deemed to refer to such other Loan Documents as modified pursuant to the terms hereof. In the event of any inconsistency or conflict between the terms and provisions of any of the Loan Documents and the terms and provisions of this Amendment, the terms and provisions of this Amendment shall control and be binding, it being the agreement and intent of the Borrower, Guarantors and the Lender that the terms and provisions contained or referred to in the Loan Documents shall hereby be and be deemed to be amended and modified to the extent, but only to the extent, necessary to give effect to the terms and provisions of this Amendment.

            13. Consent of Borrower and Guarantor. By execution of this Amendment, Borrower and Guarantors hereby expressly consent to the modification and amendments relating to the Loan Agreement as set forth herein, and Guarantors and Borrower hereby acknowledge, represent and agree that the Guaranty, the Revolving Note, the Security Agreement and the other Loan Documents to which each is a party remain in full force and effect and constitute the valid and legally binding obligation of Guarantors and Borrowers, enforceable against such Person in accordance with its terms, that the Guaranty, the Revolving Note, the Security Agreement and the other Loan Documents extend to and apply to the Loan Agreement as modified and amended, and that the execution and deliver of this Amendment does not constitute and shall not be deemed to constitute, a release, waiver or satisfaction of Guarantors' or Borrowers' obligations under the Guaranty, the Revolving Note, the Security Agreement or other Loan Documents.

            14. Borrower's Representations, Warranties and Covenants. Borrower and Guarantors hereby certify that the following statements are true on the date hereof:

            (a) No Default or Event of Default has occurred and is continuing;

            (b) All representations and warranties contained in the Agreement and the other Loan Documents, before and after giving effect to this Amendment, are true and correct in all material respects with the same effect as though such representations and warranties are being made as of the date hereof.

            (c) Except with respect to compliance with Sections 5.3 and 6.1, the Borrower, before and after giving effect to this Amendment is in compliance in all material respects with all covenants in Sections 5, 6 and 7 of the Loan Agreement and all other covenants and agreements contained in the Agreement and the other Loan Documents;

            (d) There has been no material adverse change in the financial condition or business of the Borrower and Guarantors;

            (e) Except as expressly modified hereby, the Agreement and other Loan Documents remain unmodified and in full force and effect and are hereby ratified and confirmed in all respects; and

            (f) The Borrower has no offsets, counterclaims or defenses to the enforcement of, or otherwise with respect to, the Agreement and/or other Loan Documents as hereby modified.

            15. Limited Waiver. (a) The Lender hereby waives the failure of Borrower to have provided the timely annual audited financial statements and the financial covenant compliance letter and calculation for the year ending December 28, 1998, provided that the consolidated audited financial statements of the Borrower for the fiscal year ended December 28, 1998, as required by
Section 5.3(a) of the Agreement to be audited by KPMG Peat Marwick shall be received by the Lender on or before July 1, 1999, in form and substance satisfactory to the Lender.

            (b) Lender waives compliance by Borrower of the covenants set forth in Sections 6.1(a) and (b) for the fiscal quarter ending March 29, 1999.

            (c) Except as specifically set forth in this paragraph 15, Lender has not waived any covenant of Borrower or any Guarantor contained in any of the Loan Documents.

            16. New Covenant. Section 7 of the Agreement is amended by adding a
Section 7.13 to read as follows:

            "7.13 New Construction. Borrowers agrees that so long as any of the Loans are outstanding, Borrower and its Subsidiaries shall not commence construction, conversion or development of any new restaurant without the consent of the Lender, which may be withheld or conditioned in its sole discretion. This section 7.13 shall not apply to Smith & Wollensky in Washington, D.C. or to Maloney & Porcelli in Washington, D.C."

            17. Subordinated Debt Transaction. Simultaneously with the closing of this Amendment, Borrower shall have entered into a subordinated debt transaction with Magnetite Asset Investors, LLC on terms and conditions satisfactory to Lender.

            18. Execution in Counterparts. This Amendment may be executed in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

            19. Governing Law. This Amendment shall be governed by and construed in accordance with the internal laws of the State of New York.

            20. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first above written.


                               THE NEW YORK RESTAURANT, INC.,
                                 a Delaware corporation


                               By: /s/ Mark K. Levine
                                  ---------------------------------------------
                                  Name: Mark K. Levine
                                  Title: Executive Vice President


                               THE MANHATTAN OCEAN CLUB
                                 ASSOCIATES, L.L.C., a Delaware limited
                                 liability company

                               By: The New York Restaurant Group, Inc.,
                                     its Manager


                               By: /s/ Mark K. Levine
                                  ---------------------------------------------
                                  Name: Mark K. Levine
                                  Title: Executive Vice President


                               LA CITE ASSOCIATES, L.L.C.,
                                 a Delaware limited liability company

                               By: The New York Restaurant Group, Inc.,
                                     its Manager


                               By: /s/ Mark K. Levine
                                  ---------------------------------------------
                                  Name: Mark K. Levine
                                  Title: Executive Vice President

                               ATLANTIC & PACIFIC GRILL
                                 ASSOCIATES, L.L.C., a Delaware
                                 limited liability company

                               By: The New York Restaurant Group, Inc.,
                                     its Manager


                               By: /s/ Mark K. Levine
                                  ---------------------------------------------
                                  Name: Mark K. Levine
                                  Title: Executive Vice President


                               MRS. PARKS SUB, LLC, a Delaware
                                 limited liability company

                               By: The New York Restaurant Group, Inc.,
                                     its Manager


                               By: /s/ Mark K. Levine
                                  ---------------------------------------------
                                  Name: Mark K. Levine
                                  Title: Executive Vice President


                               NEW YORK RGI SUB, LLC., a Delaware
                                 limited liability company

                               By: The New York Restaurant Group, Inc.,
                                     its Manager


                               By: /s/ Mark K. Levine
                                  ---------------------------------------------
                                  Name: Mark K. Levine
                                  Title: Executive Vice President

                               RESTAURANT GROUP MANAGEMENT
                                 SERVICE, LLC, a Delaware, limited liability company

                               By: The New York Restaurant Group, Inc.,
                                     its Manager


                               By: /s/ Mark K. Levine
                                  ---------------------------------------------
                                 Name: Mark K. Levine
                                 Title: Executive Vice President


                               S & W CHICAGO, L.L.C., a Delaware
                                 limited liability company

                               By: The New York Restaurant Group, Inc.,
                                     its Manager


                               By: /s/ Mark K. Levine
                                  ---------------------------------------------
                                  Name: Mark K. Levine
                                  Title: Executive Vice President


                               S & W OF MIAMI, L.L.C., a Delaware
                                 limited liability company

                               By: The New York Restaurant Group, Inc.,
                                 its Manager


                               By: /s/ Mark K. Levine
                                  ---------------------------------------------
                                  Name: Mark K Levine
                                  Title: Executive Vice President


                               MOC D.C., L.L.C., a Delaware
                                 limited liability company

                               By: The New York Restaurant Group, Inc.,
                                     its Manager


                               By: /s/ Mark K. Levine
                                  ---------------------------------------------
                                  Name: Mark K. Levine
                                  Title: Executive Vice President

                               S & W LAS VEGAS, LLC, a Delaware
                                 limited liability company

                               By: The New York Restaurant Group, Inc.,
                                     its Manager


                               By: /s/ Mark K. Levine
                                  ---------------------------------------------
                                  Name: Mark K. Levine
                                  Title: Executive Vice President


                               S & W NEW ORLEANS, LLC, a Delaware
                                 limited liability company

                               By: The New York Restaurant Group, Inc.,
                                     its Manager


                               By: /s/ Mark K. Levine
                                  ---------------------------------------------
                                  Name: Mark K. Levine
                                  Title: Executive Vice President


                               S & W D.C., LLC, a Delaware
                                 limited liability company

                               By: The New York Restaurant Group, Inc.,
                                     its Manager


                               By: /s/ Mark K. Levine
                                  ---------------------------------------------
                                  Name: Mark K. Levine
                                  Title: Executive Vice President


                               MOC of MIAMI, L.L.C., a Delaware
                                 limited liability company

                               By: The New York Restaurant Group, Inc.,
                                     its Manager


                               By: /s/ Mark K. Levine
                                  ---------------------------------------------
                                  Name: Mark K. Levine
                                  Title: Executive Vice President

                               FLEET BANK, N.A.


                               By: /s/ Judah Zweiter
                                  ---------------------------------------------
                                    Name:  Judah Zweiter
                                    Title: Vice President

                   [LETTERHEAD OF HUTCHINS, WHEELER & DITTMAR]

                                                                   June 29, 1999

To: Fleet Bank, N.A.
    1185 Avenue of the Americas
    New York, NY 10036

Re:   The New York Restaurant Group Inc.
      Second Amendment to Loan Agreement

Ladies and Gentlemen:

      This opinion is furnished to you in connection with the execution and delivery by The New York Restaurant Group Inc., a Delaware corporation ("Company"), of the Second Amendment to Loan Agreement dated as of June 29, 1999 (the "Amendment") by and among the Company, the Guarantors (as defined therein) and Fleet Bank, N.A. ("Fleet"). This opinion is rendered to you, at the request of Company. Capitalized terms not otherwise defined herein shall have the meanings set forth in the Amendment.

      We have acted as counsel to Company in connection with the preparation, execution and delivery of the Amendment and in connection with the preparation, execution and delivery by the Company of the Senior Subordinated Note Purchase Agreement dated as of June 29, 1999 (the "Note Purchase Agreement") by and among the Company and Magnetite Asset Investors LLC ("Magnetite"), and the transactions contemplated therein. In connection with such representation, we have examined originals, or copies identified to our satisfaction as being true copies, of the following:

      (1)   The Amendment;

      (2)   The Note Purchase Agreement;

      (3) The Certificate of Incorporation of the Company, as amended to date and certified by the Secretary of State of the State of Delaware;

      (4) The By-laws of the Company, as amended to date, certified by its Secretary;

      (5) Resolutions of the directors of the Company certified by its Secretary, approving the Amendment; and

      (6) Certificates of the Secretary of State of the State of Delaware regarding the legal existence and corporate good standing of the Company dated as of June 24, 1999.

The Company and any of its Subsidiaries signatory to the Amendment are referred to in this letter collectively as the "Loan Parties."

      We have also examined copies, identified to our satisfaction, of shareholder and director consents, and certificates of public officials, respecting the liquidation and dissolution of Manhattan Ocean Holdings, Inc., Cite Holdings, Inc., Atlantic & Pacific Grill Holdings, Inc., MPM Holdings, Inc., NYRGI Holdings, Inc., S&W Chicago Holdings, Inc., S&W D.C. Holdings, Inc., MOC D.C. Holdings, Inc. and S&W New Orleans Holdings, Inc., (collectively, the "Holding Companies").

      We have also examined originals or copies, certified or otherwise identified to our satisfaction, of such agreements and instruments, corporate records, certificates of public officials and of officers of the Loan Parties, and such other documents and records and such matters of law as we have deemed necessary as a basis for the opinions set forth below. As to questions of fact material to such opinions, we have relied, without independent verification, upon certificates of public officials and of officers of the Loan Parties, copies of which have been delivered to you, and the factual accuracy and completeness of all the representations and warranties made by the parties to the Amendment and the Note Purchase Agreement (collectively, the "Agreements") and the other documents executed by Company in connection with the Agreements. The opinions expressed herein as to the valid existence and good standing of the Company are as of the date of the certificates referred to in clause (6) above and are based solely on such certificates. With your permission, we have not obtained certificates or other governmental confirmation as to the valid existence and good standing of the Subsidiaries; our opinions as to the valid existence and good standing of the Subsidiaries are therefore based solely on the officer's certificates referred to above.

      As used in this opinion and unless otherwise specified herein, the phrases "to our knowledge," "known to us" and the like refer to the actual present knowledge of lawyers currently in this firm who have performed substantive legal services on behalf of Company in connection with the transactions referred to herein, without any independent investigation or file or docket review.

      For purposes of this opinion, we have assumed, with your permission and without independent verification, (a) the genuineness of all signatures, (b) the legal capacity of all natural persons who have signed documents examined by us, (c) the authenticity of all documents submitted to us as originals and the conformity to original documents of all documents submitted to us as certified or photostatic copies, (d) that the parties to the Agreements other than the Loan Parties have each duly authorized, executed and delivered such Agreements and all other relevant documents and instruments, and (e) that each of the parties to the Agreements other than the Loan Parties has all requisite power and authority to enter into and perform its respective obligations in connection with the transactions described in the Agreements.

      We express no opinion as to the laws of any jurisdiction other than the federal laws of the United States of America, the laws of The Commonwealth of Massachusetts, and, for purposes of the opinions set forth in paragraphs 1 and 2 below, the General Corporation Law of the State of Delaware. We call to your attention that the Agreements provide that they are to be governed by and construed in accordance with the laws of the State of New York, as to which we have made no independent investigation and express no opinion. Accordingly, our opinion is based on the assumption, with your consent, that the Agreements will be governed by the internal laws of The Commonwealth of Massachusetts, notwithstanding its express terms.

      Based upon the foregoing and in reliance thereon and subject to the assumptions, limitations, qualifications and exceptions set forth below, we are of the opinion that:

      1. Each Loan Party is a corporation duly organized, validly existing and in corporate good standing under the laws of its jurisdiction of incorporation. Each Loan Party has all requisite corporate power and authority to own and operate its properties and to carry on its business as to our knowledge it is presently conducted, and to enter into and perform its obligations under the Amendment.

      2. The execution and delivery by each Loan Party and the performance by each Loan Party of its obligations under the Amendment have been duly authorized by all requisite corporate action by each Loan Party. The Amendment has been duly executed and delivered by each Loan Party and constitutes the valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its terms.

      3. The execution and delivery by each Loan Party and the performance by each Loan Party of its obligations under the Amendment and the consummation of the transactions pursuant thereto do not violate the charter documents or By-laws of such Loan Party or violate any of the terms of (a) any existing statute, rule or regulation binding on any Loan Party or (b) to our knowledge, any order of any court or governmental agency specifically naming any Loan Party.

      4. No governmental consents, approvals, authorizations, registrations, declarations or filings (other than such of the foregoing as (a) are specifically referred to or disclosed in the Amendment, (b) which have been obtained or completed prior to the closing of the transactions contemplated by the Amendment or (c) are filings required to perfect security interests) are required by any Loan Party in connection with the execution, delivery and performance by any Loan Party of the Amendment.

      5. No Loan Party is (a) an "investment company" or a company "controlled" by an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended, (b) a "holding company" or a "subsidiary company" of a "holding company" or an "affiliate" of a "holding company" or an "affiliate" of a "subsidiary company" of a "holding company" within the meaning of the Public Utility Holding Act of 1935, or (c) subject to regulation under the Federal Power Act or the Interstate Commerce Act.

      7. There are to our knowledge no actions, suits, or proceedings pending or overtly threatened against any Loan Party seeking to enjoin or prevent the transactions contemplated by the Amendment.

      8. The Note Purchase Agreement constitutes the valid and binding obligation of the Company, and to the extent that the Note Purchase Agreement purports to bind Magnetite it creates a valid and binding obligation of Magnetite; and Magnetite's rights under the Note Purchase Agreement are subordinate to the rights of Fleet against the Company to the extent and on the terms and subject to the conditions set forth in the Note Purchase Agreement.

      9. The Holding Companies have been liquidated and dissolved and the ownership interests of the Company's Subsidiaries held by the Holding Companies have been distributed to the Company as sole shareholder of each of the Holding Companies in cancellation of the Company's stock in the Holding Companies.

      The opinions contained herein are subject to the following conditions and qualifications:

      (A) We have not been requested to render, and with your permission we do not express, an opinion as to the application of any insolvency, fraudulent conveyance, fraudulent transfer, fraudulent obligation or similar laws.

      (B) We express no opinion as to any provision of the Amendment to the extent it provides that the Lender may set off and apply any deposits at any time held, or any other indebtedness at any time owing, by such Lender or participant to or for the account of any Loan Party.

      (C) Our opinions in paragraph 2 and 8 above, with respect to the validity, binding effect and enforceability of the agreements or provisions thereof referred to in such paragraphs, are subject to the following: (i) bankruptcy, insolvency, reorganization, moratorium, receivership and other laws now or hereafter in effect relating to or affecting the enforcement of creditors' rights, (ii) the effect of general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing, and the possible unavailability of specific performance or injunctive relief, whether considered in a proceeding in equity or at law, and to the discretion of the court before which any such proceeding may be brought and
(iii) public policy considerations or court decisions which may limit the rights of any party to obtain certain remedies and to indemnification, including indemnification for tortious or criminal acts or violations of law.

      (D) Our opinion in paragraph 3 above as to compliance with certain statutes, rules and regulations is limited to those that, in our experience, are normally applicable to transactions of the type contemplated by the Amendment.

      The opinions set forth in this letter are limited to the specific issues addressed herein and to statutes, regulations, rules, decisions, decrees and facts existing on the date hereof. In rendering such opinions, we disclaim any obligation to advise any party to whom this opinion is addressed of any change in any of these sources of law or of any subsequent legal or factual developments which might affect any matters addressed or opinions set forth herein.

      The opinions set forth herein are rendered solely to the parties to whom this letter is addressed, are solely for the benefit of such parties in connection with the transactions contemplated by the Note Purchase Agreement, and may not be relied upon by them for any other purpose. This letter is not to be quoted in whole or in part or otherwise referred to in any financial statements or other public releases, nor is it to be filed with any governmental agency or other person or entity, without the prior written consent of this firm. This letter may not be delivered to or relied upon by any other person or entity for any purpose without the prior written consent of this firm.

                                        Very truly yours,


                                        /s/ Hutchins, Wheeler & Dittmar

                                        Hutchins, Wheeler & Dittmar
                                        A Professional Corporation